abrdn Funds

(the “Trust”)

abrdn Emerging Markets Dividend Active ETF

(the “Fund”)

Supplement dated October 8, 2025 to the Fund’s Statement of Additional Information (the “SAI”) dated

February 28, 2025, as supplemented to date

The Fund issues and redeems shares at net asset value per share only in large blocks of shares (“Creation Units”). The Creation Unit size for the Fund is changing to 100,000 shares from 70,000 shares effective October 9, 2025 (the “Effective Date”). On the Effective Date, in the section entitled “General Information”, the third paragraph from the bottom of page 3 will be replaced in its entirety by the following:

Each Fund issues and redeems shares at net asset value (“NAV”) per share only in large blocks of shares (“Creation Units” or “Creation Unit Aggregations”). The Creation Unit size for the abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF is 25,000 and 100,000 shares per Creation Unit, respectively. The size of a Fund’s Creation Unit may change from time to time, and Creation Units are not expected to consist of less than 25,000 and 100,000 shares for the abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF, respectively. These transactions are usually made in exchange for a basket of securities included in the relevant Fund’s portfolio and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Please retain this Supplement for future reference.